UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.          )

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☐	Definitive Proxy Statement
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☒	Soliciting Material under §240.14a-12

NESCO HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Filed by Nesco Holdings, Inc.

Pursuant to Rule 14a-12 under the Securities Exchange Act of 1934

Subject Company: Nesco Holdings, Inc.

Commission File No.: 001-38186

This filing relates to the proposed acquisition of 100% of the limited partnership interests of Custom Truck One Source, L.P. a Delaware limited partnership and 100% of the limited liability company interests of Utility One Source GP LLC, a Delaware limited liability company (collectively, “CTOS” or “Custom Truck”), pursuant to the terms of that certain Purchase and Sale Agreement, dated as of December 3, 2020.

Dear Colleagues,

I am reaching out to you with important news. We just announced that Nesco has entered into an agreement to acquire Custom Truck One Source (the “Acquisition”). You can read more here https://investors.nescospecialty.com/news/news-details/2020/Nesco-Holdings-To-Acquire-Custom-Truck-One-Source-And-Create-Leading-Specialty-Rental-Equipment-Company-In-Partnership-With-Platinum-Equity/default.aspx

Like us, Custom Truck One Source (“Custom Truck” or “CTOS”) is a leading provider of specialized truck and heavy equipment solutions including rental, sales and aftermarket parts and services. We are excited to bring together our complementary businesses and offer our customers a full suite of solutions across the specialty rental equipment value chain, including equipment rental, new sales, used sales, aftermarket parts and service, and retail parts, tools and accessories. Through this combination, we will create a leading, one-stop-shop provider of specialty rental equipment serving highly attractive and growing infrastructure end-markets – including transmission and distribution, the 5G revolution build-out and critical rail and other national infrastructure initiatives.

Following the close of the transaction, which we expect to occur in the first quarter of 2021, Fred Ross, CEO of Custom Truck One Source, will become CEO of the combined company. The headquarters will be in Kansas City, where Custom Truck One Source is based, with significant operations maintained in Indiana. Together, the combined company will operate on a national scale with over 1,800 employees, 46 company-operated locations and more than 400 service technicians and 120 mobile service technicians available to support customers. Importantly, we expect employees will have the opportunity to grow their careers as part of a larger, more diversified company.

We look forward to working together with the Custom Truck One Source team to ensure a seamless transition. Additional details, including plans for integrating the respective brands, will be addressed post close by a transition team comprising representatives from both companies.

Until the transaction closes, your day-to-day responsibilities will remain the same and I ask that you continue serving our customers as you always have. With best in class responsiveness and service commitment, this means that Nesco and Custom Truck One Source will continue to operate as separate companies and will conduct business as usual.

Lastly, today’s announcement is likely to generate increased interest in Nesco and it is important we speak with one voice. Consistent with usual policies, all media and investor-related inquiries should be referred to Josh Boone at investors@nescospecialty.com.

I recognize that 2020 has been a year unlike any other and I am incredibly proud of your efforts to consistently go above and beyond to meet our customers’ needs. It is because of your unwavering focus that we’ve gotten to where we are today. Together with Custom Truck One Source, we look forward to building an even stronger company for the benefit of all our stakeholders. Thank you for your continued hard work, and I hope you and your families stay healthy and safe this holiday season.

Sincerely,

Lee Jacobson

Chief Executive Officer

Additional Information About the Acquisition and Where to Find It

This communication is being made in respect of the proposed acquisition of CTOS by Nesco. A special meeting of the stockholders of Nesco will be announced as promptly as practicable to seek stockholder approval in connection with the proposed acquisition. Nesco expects to file with the Securities and Exchange Commission (“SEC”) a proxy statement and other relevant documents in connection with the proposed acquisition. The definitive proxy statement will be sent or given to the stockholders of Nesco and will contain important information about the proposed transaction and related matters. INVESTORS AND STOCKHOLDERS OF NESCO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT NESCO, CTOS AND THE ACQUISITION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by Nesco with the SEC at the SEC’s website at www.sec.gov, at Nesco’s website at www.nescospecialty.com or by sending a written request to Nesco Holdings, Inc., 6714 Pointe Inverness Way, Suite 220, Fort Wayne, Indiana 46804, Attention: Chief Financial Officer and Secretary.

Participants in the Solicitation

Nesco and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the acquisition. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of Nesco’s stockholders in connection with the acquisition will be set forth in Nesco’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the acquisition will be set forth in the definitive proxy statement when it is filed with the SEC in connection with the Acquisition. You can find information about Nesco’s directors and executive officers in Nesco’s filings with the SEC, including Nesco’s definitive proxy statement for its 2020 Annual Meeting of Stockholders, which was filed with the SEC on May 1, 2020.

Forward-Looking Statements

Certain statements contained in this communication may be considered forward-looking statements within the meaning of U.S. securities laws, including section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the proposed transaction and the ability to consummate the proposed transaction. When used in this communication, the words “potential,” “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Nesco’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the ability to consummate the acquisition of CTOS and to integrate the acquisition into the Nesco business; failure to obtain necessary stockholder and regulatory approvals or to satisfy any of the other conditions related to the acquisition of CTOS; the ability to realize expected synergies and the timing for any such realization; projected financial results for Nesco and CTOS, including on a combined basis; potential litigation associated with the acquisition of CTOS; the potential impact of the announcement of the acquisition of CTOS on Nesco’s or CTOS’s relationships, including with suppliers, customers, employees and regulators; the impact of the COVID-19 pandemic on Nesco’s or CTOS’s business operations, as well as the overall economy; Nesco’s ability to execute on its plans to develop and market new products and the timing of these development programs; Nesco’s estimates of the size of the markets for its solutions; the rate and degree of market acceptance of Nesco’s solutions; the success of other competing technologies that may become available; Nesco’s ability to identify and integrate acquisitions, including the acquisition of truck utilities; the performance and security of Nesco’s services; potential litigation involving Nesco; and general economic and market conditions impacting demand for Nesco’s services. For a more complete description of these and other possible risks and uncertainties, please refer to Nesco’s annual report on form 10-K filed with the securities and exchange commission on March 13, 2020 and quarterly report on form 10-Q filed with the securities and exchange commission on May 7, 2020, as well as to Nesco’s subsequent filings with the SEC. Should one or more of these material risks occur, or should the underlying assumptions change or prove incorrect, Nesco’s actual results, performance, achievements or plans could differ materially from those expressed or implied in any forward-looking statement. The forward-looking statements contained herein speak only as of the date hereof, and Nesco undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.